UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

SILVERSUN TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVERSUN TECHNOLOGIES, INC.
120 Eagle Rock Avenue
East Hanover, NJ  07936
(973) 396-1720

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 18, 2017

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of SilverSun Technologies, Inc., a Delaware corporation (together with its subsidiaries, “Company”, “SilverSun”, “we”, “us” or “our”), which will be held on December 18, 2017, at 10:00 A.M. EST at 120 Eagle Rock Avenue, East Hanover, NJ  07936, for the following purposes:

1.	To elect four (4) directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of Friedman LLP as our independent certified public accounting firm for the fiscal year ending December 31, 2017;
3.	To consider and act upon an advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers (as defined below);
4.	An advisory vote to approve executive compensation; and
5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, par value $0.00001 per share and Series B preferred stock, par value $0.001 per share at the close of business on November 21, 2017 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of SilverSun common stock and Series B preferred stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please submit a proxy to vote your shares either via Internet or by mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

In addition to mailing a printed copy of our proxy materials, to each stockholder of record, the Company will utilize the voluntary “notice and access” system adopted by the SEC relating to the delivery of proxy materials over the Internet. As a result, we will provide access to these materials in a fast and efficient manner via the Internet. SilverSun believes that these rules allow us to use Internet technology that many stockholders prefer, continue to provide our stockholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials.

Accordingly, on or about November 27, 2017 we will begin mailing the Proxy Materials to all stockholders of record as of the Record Date.

By Order of the Board of Directors

/s/ Mark Meller
Mark Meller
Chairman

November 27, 2017
East Hanover, New Jersey

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

SILVERSUN TECHNOLOGIES, INC.
120 Eagle Rock Avenue
East Hanover, NJ  07936

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 18, 2017

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of SilverSun Technologies, Inc. (together with its subsidiaries, the “Company”, “SilverSun”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on December 18, 2017 at 10:00 A.M. EST at 120 Eagle Rock Avenue, East Hanover, New Jersey 07936, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about  November 27, 2017.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on November 21, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 4,490,815 shares of common stock of the Company issued and outstanding and entitled to vote representing approximately 859 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to https://east.proxyvote.com/pv/web and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 120 Eagle Rock Avenue, East Hanover, New Jersey 07936, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least 50% of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2). Delaware law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Friedman LLP as our independent auditors for the fiscal year ending December 31, 2017.

Vote Required for the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay (Proposal No. 3).  The advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders. This proposal is non-binding on the Company and the Board.

Vote Required to Approve Executive Compensation (Proposal No. 4). Delaware law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Executive Compensation for our Named Officers. This proposal is non-binding on the Company and the Board.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are counted for the purposes of obtaining a quorum for the Annual Meeting, and in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal No. 1 is considered “non-routine,” the vote on Proposal No. 2 is considered “routine,” the vote on Proposal No. 3 is considered “non-routine,” and the vote on Proposal No. 4 is considered “routine”. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chairman of the Board.

Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 120 Eagle Rock Avenue, East Hanover, NJ  07936 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o SilverSun Technologies, Inc., 120 Eagle Rock Avenue, East Hanover, NJ  07936.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Ownership of Common Stock (1)	Outstanding Preferred Stock	Percentage Ownership of Preferred Stock (3)
5% Beneficial Shareholders
Jeffrey Roth (2)	936,384	20.85%	-	-

Officers and Directors
Mark Meller Chief Executive Officer, President and Chairman	2,006,534	44.69%	1	100%

Crandall Melvin III Chief Financial Officer	74,589	1.66%	-	-

Joseph P. Macaluso Director	3,333	*	-	-

Stanley Wunderlich Director	23,334	*	-	-

John Schachtel
Director	6,000

Officers and Directors as a Group (5 persons)	2,113,790	47.08%	1	100%

(1)
Based on 4,490,815 shares of Common Stock outstanding as of November 21, 2017. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Mr. Roth is a former employee of SWK Technologies, Inc., a wholly-owned subsidiary of SilverSun Technologies, Inc.
(3)
On July 28, 2016 the Company entered into a Series B Preferred Stock Purchase Agreement with the Company’s Chief Executive Officer, Mr. Mark Meller, pursuant to which Mr. Meller was issued the only share of the Company’s authorized but unissued Series B Preferred Stock. Mr. Meller was issued one (1) share of Series B Preferred Stock for (i) $100 in cash and (ii) as partial consideration for Mr. Meller’s personal guarantee of a revolving demand note with M&T Bank. One (1) share of the Series B Preferred Stock has voting rights equal to (x) the total issued and outstanding Common Stock eligible to vote at the time of the respective vote divided by (y) forty-nine one-hundredths (0.49) minus (z) the total issued and outstanding Common Stock eligible to vote at the time of the respective vote.  For the avoidance of doubt, if the total issued and outstanding Common Stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of the Series B Preferred Stock shall be equal to 5,204,082 (e.g. (5,000,000 / 0.49) – 5,000,000 = 5,204,082). The Series B Preferred Stock has the rights, privileges, preferences and restrictions set for in the Certificate of Designation filed by the Corporation with the Secretary of State of the State of Delaware on September 23, 2011.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of four authorized directors. A total of four directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2018, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Mark Meller, Joseph P. Macaluso, John Schachtel and Stanley Wunderlich are all standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position with the Company/Independence	New Board Term Expires
Mark Meller	58	Chief Executive Officer, President and Chairman	2018
Joseph P. Macaluso	66	Independent/Chairman of Audit Committee	2018
Stanley Wunderlich	66	Independent/ Chairman of Nominating and Governance Committee	2018
John Schachtel	56	Independent/Chairman of Compensation Committee	2018

The following sets forth certain information about each of the director nominees:

Mark Meller, Chief Executive Officer, President, Director

Mr. Mark Meller has been the President and Director of the Company since September 15, 2003, and was further appointed Chief Executive Officer on September 1, 2004. He became Chairman of the Board on May 10, 2009. From September 2003 through January 2015, he was Chief Financial Officer of the Company. From October 2004 until February 2007, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of Deep Field Technologies, Inc. From December 15, 2004 until September 2009, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of MM2 Group, Inc. From August 29, 2005 until August 2006, Mr. Meller was the President, Chief Executive Officer and Chief Financial Officer of iVoice Technology, Inc. From 1988 until 2003, Mr. Meller was Chief Executive Officer of Bristol Townsend and Co., Inc., a New Jersey based consulting firm providing merger and acquisition advisory services to middle market companies. From 1986 to 1988, Mr. Meller was Vice President of Corporate Finance and General Counsel of Crown Capital Group, Inc, a New Jersey based consulting firm providing advisory services for middle market leveraged buy-outs (LBO’s). Prior to 1986, Mr. Meller was a financial consultant and practiced law in New York City. He is a member of the New York State Bar.

Mr. Meller has a B.A. from the State University of New York at Binghamton and a J.D. from the Boston University School of Law.

In evaluating Mr. Meller’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his experience in the industry and his knowledge of running and managing the Company.

Joseph Macaluso, Director

Mr. Joseph Macaluso has been a member of the Board since January 2015. Mr. Macaluso has over 30 years of experience in financial management. Mr. Macaluso has been the Principal Accounting Officer of Tel-Instrument Electronics Corp., a developer and manufacturer of avionics test equipment for both the commercial and military markets since 2002. Previously, he had been involved in companies in the medical device and technology industries holding positions including Chief Financial Officer, Treasurer and Controller. He has a B.S. in Accounting from Fairfield University.

In evaluating Mr. Macaluso’s specific experience, qualifications, attributes and skills in connection with his appointment to Board, we took into account his expertise in general management, finance, corporate governance and strategic planning, as well as his experience in operations and mergers and acquisitions.

Stanley Wunderlich, Director

Mr. Stanley Wunderlich has been a member of the Board since July 2011. Mr. Wunderlich has over 40 years of experience on Wall Street as a business owner and consultant. Mr. Wunderlich is a founding partner and has been Chairman and Chief Executive Officer of Consulting for Strategic Growth 1, Ltd., specializing in investor and media relations and the formation of capital for early-growth stage companies both domestic and international, from 2000 through the present.

Mr. Wunderlich has a Bachelor’s degree from Brooklyn College.

In evaluating Mr. Wunderlich’s experience, qualifications, attributes and skills in connection with his appointment to our Board, we took into account his experience in finance and investor relations.

John Schachtel, Director

On March 27, 2017, Mr. Schachtel was appointed to the Board. Before joining the Board, Mr. Schachtel was the Chief Operating Officer of OneMain Finanacial Holdings, Inc. As Chief Operating Officer of OneMain Finanacial Holdings, Inc., Mr. Schachtel’s responsibilities included oversight of sales and field operations, marketing, and centralized collections. Prior to assuming the Chief Operating Officer role, Mr. Schachtel served 11 years as the Executive Vice President, Northeast & Midwest Division for OneMain Finanacial Holdings, Inc. He holds a Bachelor of Science degree from Northwestern University and an MBA in Finance from New York University.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the four (4) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) MARK MELLER, (II) JOSEPH P. MACALUSO, (III) STANLEY WUNDERLICH AND (IV) JOHN SCHACHTEL AS DIRECTORS.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives, and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

 Director Independence

The Board currently consists of four (4) members: Mark Meller, Joseph P. Macaluso, Stanley Wunderlich and John Schachtel. All of our directors will serve until our Annual Meeting and until their successors are duly elected and qualified.

As we are listed on the NASDAQ Capital Market, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. The board affirmatively determined that Joseph P. Macaluso, Stanley Wunderlich and John Schachtel are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

Board Meetings and Attendance

The Board did not hold any in person meetings in 2016.  All Board actions were taken via a unanimous written consent as permitted by Delaware General Corporate Law.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Mark Meller, Chief Executive Officer, President and Chairman SilverSun Technologies, Inc. 120 Eagle Rock Avenue, East Hanover, New Jersey 07936. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three (3) standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at www.silversuntech.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. The members of these committees are:

Current Committee Composition

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Joseph P. Macaluso*	Joseph P. Macaluso	Joseph P. Macaluso
Stanley Wunderlich	Stanley Wunderlich	Stanley Wunderlich*
John Schachtel	John Schachtel*	John Schachtel

* Denotes Chairman of committee.

Committee Composition after the Annual Meeting†

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Joseph P. Macaluso*	Joseph P. Macaluso	Joseph P. Macaluso
Stanley Wunderlich	Stanley Wunderlich	Stanley Wunderlich
John Schachtel	John Schachtel*	John Schachtel*

†Assumes the election of Joseph P. Macaluso, Stanley Wunderlich and John Schachtel, who have each been appointed to committees by resolution of the Board effective upon their election to the Board.

* Denotes Chairman of committee subject to election to the Board at the Annual Meeting.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are currently Joseph P. Macaluso, Stanley Wunderlich and John Schachtel. The Board has selected Joseph P. Macaluso, Stanley Wunderlich and John Schachtel to serve on the Audit Committee, subject to their election to the Board. Mr. Macaluso will serve as Chairman of the Audit Committee. Each of the current and newly appointed Audit Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board of Directors has determined that Mr. Macaluso qualifies as an “audit committee financial expert,” as defined by applicable rules of the SEC.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include, but are not limited to:

●	selecting and recommending to the Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related party transactions; and

●	overseeing compliance with legal and regulatory requirements.

The Audit Committee was formed in 2017 in connection with the Company’s uplist to the NASDAQ Capital Market. In 2016, Mr. Macaluso, the current Chairman of the Company’s Audit Committee, held approximately 4 telephonic meetings with the Company’s Auditors.  The Company’s board of directors were involved in reviewing the Company’s financial statements and auditor’s comments as well.

Compensation Committee

The Compensation Committee was formed on March 27, 2017. The members of our Compensation Committee are currently Joseph P. Macaluso, Stanley Wunderlich and John Schachtel. The Board has selected Joseph P. Macaluso, Stanley Wunderlich and John Schachtel to serve on the Compensation Committee, subject to their election to the Board. Mr. Schachtel will serve as Chairman of the Compensation Committee. Each of the current and newly appointed Compensation Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each current and new member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the Board and our executive officers.

The Compensation Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●
determining the need for an the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●
reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was formed on March 27, 2017. The members of our Nominating and Corporate Governance Committee are currently Joseph P. Macaluso, Stanley Wunderlich and John Schachtel. The Board has selected Joseph P. Macaluso, Stanley Wunderlich and John Schachtel to serve on the Nominating and Corporate Governance Committee, subject to their election to the Board. Mr. Schachtel will serve as Chairman of the Nominating and Corporate Governance Committee. Each of the current and newly appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	recommending to the Board nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;

●	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s Code of Ethics;

●	reviewing with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board on an annual basis the directors to be appointed to each committee of the Board;

●	overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Family Relationships

There are no family relationships among any of our directors, director candidates or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●
Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

●
Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

●
Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2016, including those reports that we have filed on behalf of our directors and Section 16 officers, no director, Section 16 officer, beneficial owner of more than 10% of the outstanding common stock of the company, or any other person subject to Section 16 of the Exchange Act, failed to file with the SEC on a timely basis during the fiscal year ended December 31, 2016, except that, Joseph P. Macaluso, and Stanley Wunderlich, did not file on a timely basis. Mr. Wunderlich did not timely file his Form 3 on time in 2011. Mr. Macaluso did not timely file his Form 4 one time, but has made all required filings as of November 22, 2017. Additionally, John Schachtel became a member of the Company’s board on March 27, 2017 and was not required to make any filings in 2016.  Upon being appointed a director, Mr. Schachtel did not file timely in 2017 but has made all the required filings as of November 21, 2017.

Mr. Jeffrey Roth did not file any Section 16 filings with the SEC in the fiscal year ended December 31, 2016.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct is available on our website at www.silversuntech.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

Director Compensation

The following sets forth the compensation awarded to, earned by or paid to the named director by us during the year ended December 31, 2016.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Joseph P. Macaluso	18,000	-	-	-	-	-
Stanley Wunderlich	12,000	-	-	-	-	-
John Schachtel	-	-	-	-	-	-
Mark Meller	-	-	-	-	-	-

Executive Compensation

The compensation provided to our “named executive officers” for 2016 and 2015 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2016 for each of our named executive officers.

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the named executive officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a Company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

The compensation provided to our “named executive officers” for 2016 and 2015 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2016 for each of our named executive officers.

Our named executive officers who appear in the 2016 Summary Compensation Table are:

Mark Meller	Chief Executive Officer and President

Crandall Melvin III	Chief Financial Officer

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2016 and 2015.

Name and Position(s)	Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)	Total Compensation($)
Mark Meller	2016	$591,476	$0	$0	$0	$0	$0	$0	$591,476
President, Chief Executive Officer, Chief Financial Officer President and Director	2015	$546,317	$0	$0	$0	$0	$0	$0	$546,317

Crandall Melvin III(1)	2016	$181,365	$5,773	$0	$0	$0	$0	$0	$187,138
Chief Financial Officer	2015	$183,653	$15,500	$0	$0	$0	$0	$0	$199,153

(1)
On January 29, 2015, Crandall Melvin III was appointed Chief Financial Officer of the Company.  The compensation listed in the above table for Mr. Melvin was earned by him as the Chief Financial Officer of the Company’s wholly-owned subsidiary, SWK Technologies, Inc.

Employment Agreements

Mark Meller, Chief Executive Officer

The Company’s Chief Executive Officer and President has had an Employment Agreement with the Company since September 15, 2003. On February 4, 2016 (the “Effective Date”), the Company entered into an amended and restated employment agreement (the “Meller Employment Agreement”) with Mark Meller, pursuant to which Mr. Meller will continue to serve as the Company’s President and Chief Executive Officer.

The Meller Employment Agreement was entered into by the Company and Mr. Meller primarily to extend the term of Mr. Meller’s employment.  The term of the Meller Employment Agreement is for an additional 7 years through September of 2023 (the “Term”) and shall automatically renew for additional periods of one year unless otherwise terminated in accordance with the terms therein.  The Company will pay Mr. Meller an annual salary of $565,000 per annum, with a ten percent (10%) increase on September 1 and every anniversary of such date for the duration of the Term.

 The Meller Employment Agreement provides for a severance payment to Mr. Meller of three hundred percent (300%), less $100,000 of his gross income for services rendered to the Company in each of the five prior calendar years should his employment be terminated following a change in control (as defined in the Meller Employment Agreement).

Outstanding Equity Awards at Fiscal Year-End 2016

There were no outstanding equity awards at Fiscal Year-End 2016.

Director Agreements

On July 26, 2011, we entered into a director agreement with Stanley Wunderlich, pursuant to which Mr. Wunderlich was appointed to the Board effective July 26, 2011. On August 3, 2011 the Company entered into an amended and restated director agreement (the “Amended Agreement”). The term of the Amended Agreement is one year from August 3, 2011. The Amended Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Wunderlich is re-elected to the Board. In connection with a recapitalization of the Company in 2012, Mr. Wunderlich and the Company agreed to amend the Amended Director Agreement to (i) change the Stipend to $1,000 per month, payable quarterly; (ii) to forego the issuance of any warrants due to Wunderlich under the Amended Agreement; and (iii) to cancel the future issuance of any warrants due to Mr. Wunderlich under the Amended Agreement. To date no warrants have been issued pursuant to this agreement.

On January 29, 2015, we entered into a director agreement (“Macaluso Director Agreement”) with Joseph Macaluso, pursuant to which Mr. Macaluso was appointed to the Board effective January 29, 2015 (the “Effective Date”). The Macaluso Director Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Macaluso is re-elected to the Board. Under the Macaluso Director Agreement, Mr. Macaluso is to be paid a stipend of one thousand five hundred dollars ($1,500) (the “Stipend”) per month, payable at the end of each fiscal quarter. Additionally, Mr. Macaluso shall receive warrants (the “Warrants”) to purchase such number of shares of the Company’s Common Stock, as shall equal (the “Formula”) (A) $20,000 divided by (B) the closing price of the Common Stock on the OTC Markets on the date of grant of the Warrant.  The exercise price of the Warrant shall be the closing price on the date of the grant of such Warrant (the “Grant Date”) plus $0.01. The Warrant shall be fully vested upon receipt thereof (the “Vesting Date”).

On March 27, 2017, the Company and John Schachtel entered into a director agreement (the “Schachtel Director Agreement”) in connection with Mr. Schachtel’s appointment to the Board.  The term of the Schachtel Director Agreement commenced on March 27, 2017, and continues through the Company’s next annual stockholders’ meeting (the “Term”). The Director Agreement automatically renews on such date that Mr. Schachtel is re-elected to the Board.

Pursuant to the Schachtel Director Agreement, the Company will provide Mr. Schachtel compensation of $1,000 for each month of the Term.  In addition, the Company will issue Mr. Schachtel a warrant to purchase up to 5,000 shares of the Company’s common stock (the “Warrant”).  The Warrant vests immediately and is exercisable for 5 years with an exercise price of $4.01.

Certain Relationships and Related Transactions, and Director Independence.

The Company leases its North Syracuse office space from its current CFO, Crandall Melvin III. The monthly rent for this office space is $2,100.

The Company leases its Seattle office space from a current employee, Mary Abdian. The monthly rent for this office space is $3,090.

COMPENSATION COMMITTEE REPORT

Recommendations of the Compensation Committee. The Compensation Committee of the Board is currently comprised of John Schachtel, Stanley Wunderlich, and Joseph Macaluso, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the Annual Meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this proxy statement.

This Compensation Report has been furnished by the Compensation Committee of the Board.

John Schachtel, Chairman
Joseph Macaluso
Stanley Wunderlich

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Audit Committee reviews financial reporting, policies, procedures and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Friedman LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Joseph Macaluso, Chairman
Stanley Wunderlich
John Schachtel

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board has appointed Friedman LLP (“Friedman”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2017. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Friedman will audit our consolidated financial statements for the fiscal year ended December 31, 2017. We anticipate that a representative of Friedman will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal years ended December 31, 2016 were audited by Friedman.

In the event shareholders fail to ratify the appointment of Friedman, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related fees include services for the review of interim financial statements, tax fees include the preparation of tax returns and other fees include those associated with the Company’s capital raise.

	2016	2015
Audit Fees	$90,000		$94,100
Audit-Related Fees	$-	$
Tax Fees	$15,000		$36,900
All Other Fees	$-		$36,700
TOTAL	$105,000		$186,400

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF FRIEDMAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY

Summary

Section 14A of the Exchange Act and the SEC’s rules thereunder require that we include in this proxy statement a separate non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one (1), two (2) or three (3) years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that a stockholder advisory vote on executive compensation every three (3) years is the best approach for the Company based on a number of considerations, including the following:

●
Our compensation program is designed to induce performance over a multi-year period. A vote held every three (3) years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our Named Executive Officers;

●
A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

●	A three-year vote cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Vote Required and Recommendation

The advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders. This proposal is non-binding on the Company and the Board.

Although the advisory vote is non-binding, our Board and the Compensation Committee will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur. For example, as discussed under “Stockholder Communications”, the Company provides stockholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE EXECUTIVE COMPENSATION.

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 and related rules of the SEC enable our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our CEO, our Chief Financial Officer (“CFO”), and our three other most highly compensated executive officers (collectively, our “Named Executive Officers”) as disclosed in this proxy statement. This vote is advisory, and, therefore, not binding on the Company, the Compensation Committee, or the Board. However, the Board and the Compensation Committee value the opinions of our stockholders and to the extent there is a significant vote against the compensation of the Named Executive Officers, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

As described in detail in the section of this proxy statement entitled, “Executive Compensation,” our executive compensation program is designed to attract, motivate, and retain executive officers, while aligning their interests with those of our stockholders. Under this program, our executive officers are rewarded for the achievement of strategic and operational objectives and the realization of increased stockholder value. Please read the Executive Compensation section and the accompanying compensation tables of this proxy statement for additional information about our executive compensation program, including information about the compensation of the Named Executive Officers for fiscal year 2016.

By way of this proposal, commonly known as a “Say-on-Pay” proposal, we are asking our stockholders to indicate their support for the compensation of the Named Executive Officers as described in this proxy statement. Please note that this vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies, and practices described in this proxy statement.

The stockholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL TO PROPOSAL NO. 4.

FUTURE SHAREHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of shareholders will be held. Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible shareholder desires to have included in our proxy statement and presented at the next Annual Meeting of Shareholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of shareholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these shareholder proposals for the next Annual Meeting, a shareholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at 120 Eagle Rock Avenue, East Hanover, New Jersey 07936 or by calling telephone number (973) 396-1720.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, SilverSun Technologies, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Mark Meller, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

November 27, 2017	By Order of the Board of Directors,

/s/ Mark Meller
Mark Meller
Chairman

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SILVERSUN TECHNOLOGIES INC.

The undersigned hereby appoints SilverSun Technologies, Inc. as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 18, 2017, at 10 A.M. EST at 120 Eagle Rock Avenue, East Hanover, NJ  07936 or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Mark Meller	Joseph Macaluso	Stanley Wunderlich

John Schachtel

The Board of Directors recommends a vote FOR Proposal No. 1, Proposal No. 2 and Proposal No. 4.

1.	To elect four (4) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

2.	To ratify the appointment of Friedman LLP as the independent registered public accounting firm of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

3.	To approve, on an advisory basis, the frequency of holding a stockholders’ advisory vote on the compensation of the Company’s Named Executive Officers.

☐	3 YEARS	☐	2 YEARS	☐	1 YEAR	☐	ABSTAIN

4.	To approve, on an advisory basis, the Executive Compensation.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

5.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: _____, 2017

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.